Portfolio of Investments

March 31, 2021 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
COMMON STOCKS — 95.5%
AUSTRALIA — 3.4%
Cochlear Ltd.	70,479	$11,336,897
SEEK Ltd.*	391,422	8,531,750
		19,868,647
CHINA — 1.2%
Prosus NV*	61,648	6,860,112

FINLAND — 1.7%
Kone Oyj, B Shares	120,120	9,818,148

FRANCE — 6.1%
Kering	11,725	8,090,927
LVMH Moet Hennessy Louis Vuitton SE	15,559	10,392,659
Remy Cointreau SA	53,212	9,828,270
Ubisoft Entertainment SA*	99,768	7,582,937
		35,894,793
GERMANY — 8.3%
adidas AG*	23,046	7,199,361
Auto1 Group SE*	48,655	2,758,741
Bechtle AG	60,793	11,404,496
Nemetschek SE	57,838	3,692,030
Rational AG	6,201	4,816,952
Zalando SE*	193,623	18,972,650
		48,844,230
HONG KONG — 6.4%
AIA Group Ltd.	1,411,200	17,268,530
Jardine Matheson Holdings Ltd.	46,000	3,013,783
Jardine Strategic Holdings Ltd.	143,300	4,734,812
Techtronic Industries Co., Ltd.	745,500	12,780,709
		37,797,834
JAPAN — 24.9%
Denso Corp.	126,300	8,419,678
Kakaku.com, Inc.	266,000	7,281,059
Kao Corp.	103,300	6,835,224
Keyence Corp.	15,100	6,881,919
Murata Manufacturing Co., Ltd.	110,700	8,910,847
Nidec Corp.	97,400	11,875,771
Olympus Corp.	699,100	14,502,058
Pigeon Corp.	106,500	4,038,392
Recruit Holdings Co., Ltd.	147,800	7,257,898
Shimano, Inc.	62,400	14,903,636
Shiseido Co., Ltd.	145,000	9,751,857
SMC Corp.	24,400	14,210,079
SoftBank Group Corp.	139,000	11,834,132
Sugi Holdings Co., Ltd.	44,300	3,515,441
Suzuki Motor Corp.	156,400	7,123,916
Sysmex Corp.	88,800	9,585,398
		146,927,305
NETHERLANDS — 4.4%
ASML Holding NV	42,702	26,200,635

NEW ZEALAND — 2.5%
Ryman Healthcare Ltd.	531,853	5,692,803
Xero Ltd.*	92,512	8,953,858
		14,646,661
PORTUGAL — 1.4%
Jeronimo Martins SGPS SA	490,723	8,258,007

SINGAPORE — 1.7%
United Overseas Bank Ltd.	514,589	9,922,318

See previously submitted notes to the financial statements for the annual period ended December 31, 2020.

Portfolio of Investments

March 31, 2021 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
SPAIN — 1.8%
Industria de Diseno Textil SA	330,020	$10,903,847

SWEDEN — 10.5%
Atlas Copco AB, A Shares	287,606	17,534,547
Avanza Bank Holding AB	557,100	17,298,855
Epiroc AB, A Shares	21,605	489,444
Epiroc AB, B Shares	334,569	6,969,604
Investor AB, B Shares	95,505	7,620,325
Nibe Industrier AB, B Shares	398,474	12,358,034
		62,270,809
SWITZERLAND — 1.9%
Compagnie Financiere Richemont SA	117,648	11,296,952

UNITED KINGDOM — 14.0%
ASOS PLC*	133,822	10,207,889
Auto Trader Group PLC*	1,452,539	11,106,157
Burberry Group PLC*	224,812	5,881,046
Games Workshop Group PLC	4,466	613,578
Hargreaves Lansdown PLC	532,332	11,310,804
HomeServe PLC	375,966	6,225,201
Intertek Group PLC	82,744	6,389,166
John Wood Group PLC*	633,914	2,363,400
Johnson Matthey PLC	194,130	8,064,161
Rightmove PLC*	1,301,156	10,441,316
Trainline PLC*	997,624	6,320,762
Weir Group PLC (The)*	153,961	3,773,626
		82,697,106
UNITED STATES — 5.3%
Mettler-Toledo International, Inc.*	16,981	19,624,772
Spotify Technology SA*	44,384	11,892,693
		31,517,465
Total Common Stocks (cost $348,322,619)		563,724,869
PREFERRED STOCKS — 2.4%
GERMANY — 2.4%
Sartorius AG 0.16% (cost $3,781,048)	27,994	13,956,658
TOTAL INVESTMENTS — 97.9% (cost $352,103,667)		$577,681,527
Other assets less liabilities — 2.1%		12,451,463
NET ASSETS — 100.0%		$590,132,990

*	Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the annual period ended December 31, 2020.

Portfolio of Investments

March 31, 2021 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$52,362,483	$511,362,386	$—	$563,724,869
Preferred Stocks**	—	13,956,658	—	13,956,658
Total	$52,362,483	$525,319,044	$—	$577,681,527

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the annual period ended December 31, 2020.